EQUITY COMMITMENT	12 Months Ended
Dec. 31, 2022
Disclosure Of Information About Equity Commitment [Abstract]
EQUITY COMMITMENT [Text Block]

12. EQUITY COMMITMENT

(a) June 2020 Equity Commitment

On June 17, 2020, the Company entered into an investment agreement ("the June 2020 Equity Commitment") with an affiliate of its controlling shareholder. Under the June 2020 Equity Commitment, the Company has agreed to issue up to 600.0 million Series IX first preferred shares and 33.7 million common share purchase warrants, in exchange for aggregate cash proceeds of up to $300.0 million. The preferred shares have been classified as equity.

		(Cdn$ thousands)
			Issue Costs
	Number of Shares (000's)	Gross Cash Proceeds	Non-cash	Cash	Net Cash Proceeds
As at December 31, 2020	200,000	100,000	(10,530)	(1,139)	98,861
February 5, 2021	67,405	33,702	-	(22)	33,680
As at December 31, 2022 and 2021	267,405	133,702	(10,530)	(1,161)	132,541

Upon the close of the business combination agreement with DCRD on February 23, 2023, the June 2020 Equity Commitment was terminated.

(b) December 2020 Equity Commitment

On December 8, 2020, the Company entered into an investment agreement ("the December 2020 Equity Commitment") with an affiliate of one of its shareholders ("the Investor"). Under the December 2020 Equity Commitment, the Company has agreed to issue up to 23.1 million Series IX first preferred shares and 1.3 million common share purchase warrants, in exchange for aggregate cash proceeds of up to $11.6 million. The preferred shares have been classified as equity.

		(Cdn$ thousands)
			Issue Costs
	Number of Shares (000's)	Gross Cash Proceeds	Non-cash	Cash	Net Cash Proceeds
As at December 31, 2020	7,700	3,850	(405)	(199)	3,651
February 5, 2021	2,595	1,298	-	-	1,298
As at December 31, 2022 and 2021	10,295	5,148	(405)	(199)	4,949

Upon the close of the business combination agreement with DCRD on February 23, 2023, the December 2020 Equity Commitment was terminated.